UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)

2100 Powell Street Emeryville, California 94608 (Address of principal executive offices and zip code) Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
     On December 20, 2005, Onyx Pharmaceuticals, Inc., or Onyx, and Bayer Pharmaceuticals Corporation, or Bayer, issued a press release reporting that the Food and Drug Administration, or FDA, had approved Nexavar® for treatment of patients with advanced kidney cancer. The press release dated December 20, 2005, titled “FDA Approves Nexavar® for Treatment of Patients with Advanced Kidney Cancer” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address or Bayer’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this Current Report on Form 8-K. The information available at such Internet addresses is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits

Exhibit Number	Description

99.1	Press Release titled “FDA Approves Nexavar® for Treatment of Patients with Advanced Kidney Cancer” dated December 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: December 22, 2005	By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “FDA Approves Nexavar® for Treatment of Patients with Advanced Kidney Cancer” dated December 20, 2005.